COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

CLASS A (CPXCX) AND CLASS C (CPXCX) SHARES

Supplement dated December 21, 2012 to

Prospectus dated May 1, 2012

Sales of Class A shares at Net Asset Value

Effective immediately, the information below supplements and replaces the information in “Purchasing the Class of Fund Shares that is Best For You-Class A Shares-Sales at Net Asset Value” in the Prospectus:

Sales at Net Asset Value. Class A shares of the Fund may be sold at NAV (i.e., without a sales charge) to certain investors without regard to investment amount, including investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and through certain types of investment programs including no-load networks, platforms or self-directed investment brokerage accounts offered by financial services firms that may or may not charge transaction fees to their clients, that have entered into an agreement with the Distributor to offer Class A-shares without a sales charge (NAV Purchases).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CPXSUPA-1212